SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 16, 2007

Date of Report (date of earliest event reported)

CUBIC CORPORATION
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	1-8931 (Commission File Number)	95-1678055 (I.R.S. Employer Identification No.)

9333 Balboa Avenue
San Diego, California 92123
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 277-6780

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 3.01(b).  Notice of Failure to Satisfy a Continuing American Stock Exchange Listing Standard.

As anticipated (see Form 8-K filed September 11, 2007), Registrant received on October 16, 2007 a warning letter from The American Stock Exchange that it is not in compliance with the requirement of having a majority of independent directors due to the resignation of Dr. Richard C. Atkinson on October 1, 2007.  Registrant has been given until January 15, 2008 to comply.  Registrant has already interviewed two potential candidates for service as independent directors and anticipates no problem in meeting The American Stock Exchange compliance deadline.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CUBIC CORPORATION

Date	October 19, 2007
/s/ William L. Hoese
William L. Hoese
VP, Corporate Secretary & General Counsel